PROSPECTUS SUPPLEMENT
                                 June 20, 2003*
    AXP Partners International Core Fund (Dec. 30, 2002) S-6259-99 C (12/02)

In the "Investment Manager" section, the Boston Company portfolio manager descriptions have been updated to reflect the retirement of Sandor Cseh. The section has been revised as follows:

Boston Company

D. Kirk Henry, CFA

Mr. Henry joined Boston Company in 1994 to help spearhead the firm's international equity group. He serves as Senior Vice President and the Co-Director of International Investments. In addition to his primary responsibilities, Mr. Henry continues to conduct equity research on companies in Continental Europe and Asia, with the exception of Japan. Prior to joining Boston Company, he was an Executive Vice President at Cseh International & Associates Inc. Previously, he was an international portfolio manager at Provident Capital Management, Inc. He started his career as a securities analyst with First Chicago Investment Advisors and Sears Investment Management Company. Mr. Henry graduated with a BA in human biology from Stanford University. He received his MBA in accounting/finance from the University of Chicago and is a Chartered Financial Analyst charter holder.

Clifford A. Smith, CFA

Mr. Smith serves as an international equity portfolio manager/security analyst and as Vice President. He joined the Boston Company in 1998 as Assistant Vice President, was promoted to Vice President in 1999, and became a portfolio manager in 2001. He is a member of the International Equity portfolio management staff and conducts research on global technology and European capital goods companies. Prior to joining Boston Company, Mr. Smith was Vice President of the Corporate Banking Division of Mellon Bank from 1995 to 1998. Mr. Smith holds a BS in engineering from Pennsylvania State University, an MS in engineering from Princeton University, and an MBA from Carnegie Mellon University. He is a Chartered Financial Analyst charter holder.


S-6259-2 A (6/03)
* Valid until next prospectus update.
Destroy December 30, 2003.